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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 24, 2015

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UMH Properties, Inc.

(Exact name of registrant as specified in its charter)

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Maryland              001-12690                       22-1890929

(State or other jurisdiction   (Commission    (IRS Employer

of incorporation)    File Number)               Identification No.)

Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, NJ     07728

(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (732) 577-9997

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Samuel A. Landy Employment Agreement

On June 24, 2015, UMH Properties, Inc. (the Company) entered into an amended and restated Employment Agreement (Landy Employment Agreement), with Samuel A. Landy, President and Chief Executive Officer, effective as of January 1, 2015.  The Landy Employment Agreement has an initial term of three years, and is renewed automatically for a new three-year term as of the first day of each calendar quarter after the effective date unless otherwise terminated.  Pursuant to the terms of the Landy Employment Agreement, Mr. Landy is entitled to receive an annual base salary of $460,000 for 2015, $473,000 for 2016 and $488,000 for 2017.  For calendar years after 2017, Mr. Landy’s base salary will be set by the Compensation Committee of the Company’s Board of Directors but will be no less than his base salary for the preceding year.  Mr. Landy will be eligible for annual cash bonuses based on the Company’s achievement of certain performance objectives specified in the Landy Employment Agreement as determined by the Compensation Committee.  Mr. Landy will also be entitled to equity awards of up to 25,000 shares of restricted stock each year based on achievement of performance objectives as determined by the Compensation Committee.

Under the Landy Employment Agreement, if Mr. Landy’s employment is terminated for any reason, either involuntarily or voluntarily, including the death of Mr. Landy or termination for cause, Mr. Landy shall be entitled to the base salary plus base target bonuses due under the Landy Employment Agreement for the remaining term of the Landy Employment Agreement.

The Landy Employment Agreement also provides that, upon a change of control of the Company (as defined in the Landy Employment Agreement), the Landy Employment Agreement will automatically renew for three years from the date of the change of control.  Additionally or alternatively, if a change of control occurs, Mr. Landy shall have the right to terminate the Landy Employment Agreement and continue to receive the base salary plus base target bonuses and restricted stock awards he would have been entitled to receive during the remaining term of the Landy Employment Agreement.  In addition, provided that Mr. Landy is actively employed by the Company as of the consummation of a change of control, Mr. Landy shall be entitled to a transaction bonus consistent with the terms of the Company’s Executive Management Transaction Bonus Plan, which shall be approved by the Compensation Committee.

The Landy Employment Agreement entitles Mr. Landy to customary fringe benefits, including vacation, life insurance and health benefits, the use of an automobile, and the right to participate in the Company’s 401(k) retirement plan.

Anna T. Chew Employment Agreement

On June 24, 2015, the Company also entered into an amended and restated Employment Agreement (Chew Employment Agreement), with Anna T. Chew, Vice President and Chief Financial Officer, effective as of January 1, 2015.  The Chew Employment Agreement has an initial term of three years, and is renewed automatically for a new three-year term as of the first day of each calendar quarter after the effective date unless otherwise terminated.  Pursuant to the terms of the Chew Employment Agreement, Ms. Chew is entitled to receive an annual base salary of $349,000 for 2015, $360,000 for 2016 and $371,000 for 2017.  For calendar years after 2017, Ms. Chew’s base salary will be set by the Compensation Committee of the Company’s Board of Directors but will be no less than her base salary for the preceding year.  Ms. Chew will be eligible for annual cash bonuses based on the Company’s achievement of certain performance objectives specified in the Chew Employment Agreement as determined by the Compensation Committee.  Ms. Chew will also be entitled to equity awards of up to 20,000 shares of restricted stock each year based on achievement of performance objectives as determined by the Compensation Committee.

Under the Chew Employment Agreement, if Ms. Chew’s employment is terminated for any reason, either involuntarily or voluntarily, including the death of Ms. Chew or termination for cause, Ms. Chew shall be entitled to the base salary plus base target bonuses due under the Chew Employment Agreement for the remaining term of the Chew Employment Agreement.

The Chew Employment Agreement also provides that, upon a change of control of the Company (as defined in the Chew Employment Agreement), the Chew Employment Agreement will automatically renew for three years from the date of the change of control.  Additionally or alternatively, if a change of control occurs, Ms. Chew shall have the right to terminate the Chew Employment Agreement and continue to receive the base salary plus base target bonuses and restricted stock awards she would have been entitled to receive during the remaining term of the Chew Employment Agreement.  In addition, provided that Ms. Chew is actively employed by the Company as of the consummation of a change of control, Ms. Chew shall be entitled to a transaction bonus consistent with the terms of the Company’s Executive Management Transaction Bonus Plan, which shall be approved by the Compensation Committee.

The Chew Employment Agreement entitles Ms. Chew to customary fringe benefits, including vacation, life insurance and health benefits, the use of an automobile, and the right to participate in the Company’s 401(k) retirement plan.

The above summaries of the Landy Employment Agreement and the Chew Employment Agreement are qualified in its entirety by reference to the text of the Landy Employment Agreement and the Chew Employment Agreement, which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated by reference herein.

Item 9.01

Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description

10.1	Amended and Restated Employment Agreement, dated June 24, 2015 (effective as of January 1, 2015), between UMH Properties, Inc. and Samuel A. Landy
10.2	Amended and Restated Employment Agreement, dated June 24, 2015 (effective as of January 1, 2015), between UMH Properties, Inc. and Anna T. Chew

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMH Properties, Inc.

Date:  June 29, 2015

By:      /s/ Anna T. Chew

Name:

Anna T. Chew

Title:

Vice President and

Chief Financial Officer

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